UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A (Rule 14a-101)

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OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

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  The following press release was issued by Office Depot, Inc. on April 15, 2008:

CONTACTS:

Brian Turcotte
Investor Relations
(561) 438-3657
brian.turcotte@officedepot.com

Brian Levine
Public Relations
(561) 438-2895
brian.levine@officedepot.com

David Reno/Dan Gagnier
Sard Verbinnen & Co.
(212) 687-8080
dreno@sardverb.com
dgagnier@sardverb.com

OFFICE DEPOT RESPONDS TO DELAWARE COURT RULING

Company Believes That Electing All Office Depot Directors
Is Only Way To Ensure Implementation Of Its Strategic Plan To Enhance Stockholder Value

Delray Beach, Fla., April 15, 2008 -- Office Depot, Inc. (NYSE: ODP), a leading global provider of office products and services, today issued the following statement in response to the decision of the Delaware Court of Chancery to grant a motion brought by Alan Levan and his company Woodbridge to nominate two directors for election to the Office Depot Board of Directors at the upcoming annual meeting scheduled for April 23, 2008.

“Office Depot welcomes the Delaware court's conclusion that our advance notice bylaw applies to director nominations. We note that Alan Levan was unable to comply with the terms of the bylaw, which is meant to protect the interests of all Office Depot stockholders, as he did not even own Office Depot shares at the time advance notice was required to be given. Because of this, Levan sued to have the bylaw deemed inapplicable to his proxy fight, and we are disappointed by the court's reading of Office Depot's notice of meeting to permit Levan's nominees to stand for election. We are currently reviewing our options with respect to this ruling.”

“Regardless of the court’s ruling that Levan's dissident nominees may stand for election, we continue to believe that our stockholders will be best served by rejecting Levan and his nominees. In our opinion, Levan’s nominees are unqualified and would add nothing to our board.”

"The Company has 11 highly qualified and experienced outside directors and a proven strong management team in place who created significant value for stockholders under new leadership beginning in 2005. This Board and management team have put in place a strong operating plan designed to yield 300 basis points of margin improvement by year-end 2010 even in a difficult environment for our key customers. We are confident that we can build substantial additional value for stockholders in the future as we implement this plan, which we began implementing in November 2007 – nearly five months before Levan bought his first 200 shares of Office Depot stock.”

“We are convinced that Office Depot stockholders would be best served by voting the WHITE proxy for all 12 of the Board’s nominees and not signing Levan’s proxy card for his two nominees. Levan has no track record in our industry or as an activist investor, owns only one percent of our stock, and has a poor governance record and a dismal performance at the public companies he leads. Both of his nominees have not worked in our industry for over 10 years, and we believe that neither of them has demonstrated that they would be better able than Office Depot’s management and Board to implement or improve our operating plan to add margin and create substantial value for all Office Depot stockholders.”

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Important Information: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

About Office Depot
Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Office Depot's common stock is listed on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index. Additional press information can be found at: http://mediarelations.officedepot.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.